SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549-1004


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                        June 7, 1999 (June 4, 1999)
              ________________________________________________
              Date of report (Date of earliest event reported)


                               HONEYWELL INC.
           ______________________________________________________
             (Exact Name of Registrant as Specified in Charter)


            Delaware              1-971                 41-0415010
        ________________________________________________________________
            (State of        (Commission File No.)     (IRS Employer
           Incorporation)                            Identification No.)


                              Honeywell Plaza
                           Minneapolis, Minnesota
                         Telephone:  (612) 951-1000
        ____________________________________________________________
                  (Address of Principal Executive Offices)


 Item 5.   Other Events.

           On June 4, 1999, AlliedSignal Inc., a Delaware corporation ("AlliedSignal"), Honeywell Inc., a Delaware corporation ("Honeywell"), and Blossom Acquisition Corp., a Delaware corporation and a wholly-owned direct subsidiary of AlliedSignal ("Merger Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, Merger Subsidiary will be merged with and into Honeywell, with Honeywell being the surviving corporation of such merger (the "Merger"). As a result of the Merger, Honeywell will become a wholly-owned subsidiary of AlliedSignal.
 At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $1.50 per share, of Honeywell (the "Honeywell Common Stock") will be converted into the right to receive 1.875 shares of common stock, par value $1.00 per share, of AlliedSignal (the "AlliedSignal Common Stock").

           In connection with the execution of the Merger Agreement, AlliedSignal and Honeywell entered into (i) a Stock Option Agreement (the "AlliedSignal Stock Option Agreement") pursuant to which AlliedSignal granted Honeywell an option (the "Honeywell Option") to purchase up to approximately 19.9% of the outstanding shares of AlliedSignal Common Stock (after giving effect to the Honeywell Option) exercisable in the circumstances specified in the AlliedSignal Stock Option Agreement and (ii) a Stock Option Agreement (the "Honeywell Stock Option Agreement") pursuant to which Honeywell granted AlliedSignal an option (the "AlliedSignal Option") to purchase up to approximately 19.9% of the outstanding shares of Honeywell Common Stock (after giving effect to the AlliedSignal Option) exercisable in the circumstances specified in the Honeywell Stock Option Agreement.

           A copy of the Merger Agreement is attached hereto as Exhibit 2.1, a copy of the AlliedSignal Stock Option Agreement is attached hereto as
 Exhibit 2.2 and a copy of the Honeywell Stock Option Agreement is attached hereto as Exhibit 2.3. The foregoing description of the Merger Agreement and the Stock Option Agreements is qualified in its entirety by reference to the full text of such agreements, each of which is incorporated herein by reference. A joint press release announcing the execution of the Merger Agreement, the AlliedSignal Stock Option Agreement and the Honeywell Stock Option Agreement was issued on June 7, 1999, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


 Item 7.   Financial Statements, Pro Forma
           Financial Information and Exhibits.

      (c)  Exhibits

           2.1 Agreement and Plan of Merger, dated as of June 4, 1999, among AlliedSignal, Honeywell and Merger Subsidiary.

           2.2 AlliedSignal Stock Option Agreement, dated as of June 4, 1999, between AlliedSignal and Honeywell.


           2.3 Honeywell Stock Option Agreement, dated as of June 4, 1999, between AlliedSignal and Honeywell.


           99.1 AlliedSignal and Honeywell Joint Press Release, dated June 7, 1999.



                                   Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  June 7, 1999


                                            HONEYWELL INC.


                                            By: /s/ Edward D. Grayson
                                               ---------------------------
                                               Name:  Edward D. Grayson
                                               Title: Vice President and
                                                        General Counsel




                                EXHIBIT INDEX

 Exhibit No.              Description
 -----------              -----------
 2.1                      Agreement and Plan of Merger, dated as of June 4,
                          1999, among AlliedSignal, Honeywell and Merger
                          Subsidiary.

 2.2 AlliedSignal Stock Option Agreement, dated as of June 4, 1999, between AlliedSignal and Honeywell.

 2.3 Honeywell Stock Option Agreement, dated as of June 4, 1999, between AlliedSignal and Honeywell.

 99.1 AlliedSignal and Honeywell Joint Press Release, dated June 7, 1999.